As filed with the Securities and Exchange Commission on December 7, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-09088)

Empiric Funds, Inc.
(Exact name of registrant as specified in charter)

6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX 78759
(Address of principal executive offices) (Zip code)

Mark A. Coffelt, President
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building II, Suite 105, Austin, TX 78759
(Name and address of agent for service)

513-328-9321
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2010

Date of reporting period:  09/30/2010

Item 1. Reports to Stockholders.

Core Equity Fund

Annual Report
September 30, 2010

This report is for the shareholders of the Empiric Core Equity Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Company’s current prospectus. Quasar Distributors, LLC is the Distributor of the Fund.

INVESTMENT MANAGER’S REPORT

Fellow Shareholders:

T	he NAV of the Fund’s Class “A” shares for the period ending September 30, 2010 was $24.14 per share. Cumulative and annualized returns follow.

	Class A	Class A
Ended 09.30.10	(No Sales	(Max 5.75%
Cumulative Returns	Charges)	Charge)	Class C	S&P 500
Last 3 Years	-24.95	-29.26	-26.62	-19.98
Last 5 Years	-5.66	-11.09	—	3.22
Last 10 Years	120.97	108.23	—	-4.23
Since Inception (A)	240.41	220.84	—	153.27
Since Inception (C)	—	—	-5.91	6.01

Short-term Returns
Last 3 months	-2.54	-8.14	-2.74	11.29
Last 6 months	-15.65	-20.51	-16.00	-1.42
Last 9 months	-11.38	-16.46	-11.90	3.89
Last 12 months	-4.32	-9.82	-5.06	10.16

Annualized Returns
Last 3 Years	-9.12	-10.90	-9.80	-7.16
Last 5 Years	-1.16	-2.32	—	0.64
Last 10 Years	8.25	7.61	—	-0.43
Since Inception (A)
(11/06/95)	8.57	8.14	—	6.43
Since Inception (C)
(10/07/2005)	—	—	-1.22	1.18
Gross Expense Ratio	1.76%	1.76%	2.51%	—

Performance data quoted represents past performance which does not guarantee future results.  Investment returns and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance quoted.  To obtain performance to the most recent month-end, please call 1-800-880-0324, or visit our website at www.EmpiricFunds.com.  Class C shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Performance data shown with Max 5.75% charge does reflect the current maximum sales charge. Performance data shown with no sales charges does not reflect the current maximum sales charge. Had the sales charges been included, the Fund’s returns would have been lower.  Shaded areas indicated highest return for the period.

INVESTMENT MANAGER’S REPORT

In the last year, we trailed the market ... consistently.  The good news for long-term performance is that we don’t worry about trailing our benchmark during the short-term, as long as we are following the sound disciplines of our quantitative strategies in the long-term.  To do better than the S&P 500 or any benchmark, we, as well as any investment manager, must invest differently than the benchmark.  The result of investing differently is that, from time to time, we will do much better than our benchmark, but sometimes (like the last year), we will do much worse.  In the language of institutional investing, we have high “tracking error.”

As a substantial shareholder in Empiric, my focus is on long-term results.  We make no effort to keep our tracking error low, which means from time to time we will fall short of the benchmarks—and this will cause discomfort.  As we will discuss below, a focus on tracking error, which is very common in the investment industry, has deleterious impacts on long-term performance.  In investing, short-term discomfort is often a requirement for long-term returns.

One expects that in an efficient market, achieving above-average returns requires taking above-average risks.  Yet, in the article “A Behavioral Finance Explanation for the Success of Low Volatility Portfolios,” authors Baker, Bradley, and Wurgler1 find that over the last 40 years, high-volatility and high-beta stocks in U.S. markets have substantially underperformed low-volatility and low-beta stocks.  (Beta measures how closely a stock or portfolio co-varies with the market.)  When three favorable characteristics merge for investors—high returns, low volatility and low beta—their study begs the question, “Why are  the high returns not arbitraged away?”

Here’s why.  The study shows that institutional investors with mandated benchmarks and a mandate to track those benchmarks closely really cannot take advantage of the high returns of low-volatility stocks.  Portfolios are generally more sensitive to tracking error than they are to incremental returns.  As a result, institutional investors will overweight high-beta stocks, and will pass on high-return, low-beta stocks.  Some confirmation of this can be seen over the last ten years.  According to the study, the average mutual fund beta is 1.10, or

1“A Behavioral Finance Explanation for the Success of Low Volatility Portfolios,” by Malcomb Baker, Brenden Bradley, and Jeffrey Wurglur, December 18, 2009.

INVESTMENT MANAGER’S REPORT

10% higher than the market (1.0).  Empiric’s beta for the last 10 years is 0.88, or 12% lower than the market, principally because we ignore short-term tracking error.  And because we are not constrained to a particular benchmark and investing style within stocks, we can take (and have taken!) advantage of high-return, low-volatility stocks.

In the past 40 quarters, the Fund has underperformed in 17 quarters and outperformed in 23 quarters.  Yet, over that period, we put together a superb ten-year performance record, placing the Fund as the No. 1 fund in the Lipper Category of Mid-Cap Growth among 71 funds for the 10-year period ending 9/30/10.  Over the five-years ended 9/30/10, Lipper ranked the Fund 98 out of 107 funds in the same category.  Over the one-year period ended 9/30/10, Lipper ranked the Fund 132 out of 134 funds in the same category.  Generally, we underperform when the portfolio is being repositioned to the characteristics that we believe should lead in the intermediate term.  The key is to find those characteristics quickly enough to take advantage of the opportunities that inevitably occur.  That maneuver has been unusually difficult over the last two years.

Like tuning into a radio signal, my job is to find the signal in the market — the signal being the quantitative factor profile that should produce good returns.  Complicating the last year or so has been the thunderstorm of static produced by fiscal policies, extensive re-regulations from the Obama Administration and Congress, and aggressive, perhaps overly so, monetary policies of the Federal Reserve.

It’s tough to get a clear signal in the midst of a lightning storm.  At a minimum, the November elections should substantially diminish the static, leading to a clearer signal and potential for better returns.

Outlook for Stocks
We are finding a number of reasons for optimism in stocks.

Stock-Bond sentiment is skewed.  On only two prior occasions since 1926 have 10 year Treasuries outperformed stocks (as represented by the S&P 500 Index) over the trailing twenty year period.  On both occasions, stocks returns were substantially higher over the next five years relative to 10 year Treasuries, returning 23% versus 1.6%, respectively (annual compounded rates)2.

2The Leuthold Group, “Inside the Stock Market,” page 15, Oct, 2010.

INVESTMENT MANAGER’S REPORT

The public currently sees bonds as the obvious place to invest.  Through September of this year, bond  mutual funds have seen a $215 billion in net inflows, while domestic equity funds have seen net outflows of $43.8 billion.  Since January 2008, bond mutual funds have seen net inflows of $622.1 billion, while equity funds have seen net outflows of $231.6 billion3.  The five-year Treasury Inflation Protected Securities auction in October 2010 had a negative yield for the first time in history.  That’s right — investors are paying the government to hold their money4!

In investing, when “what to do” becomes obvious, it is generally wrong.  Like housing not too long ago, bonds have been the “obvious” investment, and it’s time for the imbalance to be corrected.

Stocks historically do well in environments of mild inflation and mild deflation.  In environments of mild deflation (CPI 0% to -2.4%) or slight inflation (CPI +0.1% to +2.0%), stock performance has been above average5.  I’m not sure inflation will stay mild, but so far, so good.

Earnings and balance sheets are robust.  Aggregate S&P 500 earnings for the latest quarter were strong: 36% earnings gains and 13% revenue improvements year-over-year (YOY)6.

Merger & Acquisition (M&A) and Initial Public Offering (IPO) activities are rebounding.  M&A activity increased 43% year over year in the third quarter of 2010, as $730.3 billion in deals were announced.  There were more IPOs in the first nine months of 2010 than in the entire 12 months of 2009 or 2008, and then General Motors had a huge IPO in mid-November7.

Republicans will likely slow regulations and tax increases.  The United States has suffered with really bad fiscal policies.  While improvement in regulations and taxes will likely be slow, it is not likely that regulations and taxation will get worse.

Recession fears are easing.  The Economic Cycle Research Institute forecasts that the probability of a double-dip recession is receding.

3The Leuthold Group, “Supply/Demand Flash Report”, Sept. 29, 2010.
4The Wall Street Journal, “Yields on TIPS Go Negative,” Oct. 26, 2010.
5The Leuthold Group, “Deflation . . . . What If???”, Dec. 2008
6Thompson Reuters Baseline, Nov. 17, 2010.  Note: Results are capitalization-weighted.
7Fox Business, “M&A Rebounds in 3Q, Emerging Markets Remain in Driving Seat,” by Jessica Hodgson 9/26/2010.

INVESTMENT MANAGER’S REPORT

Federal Reserve’s aggressive expansion, for the moment, is likely to benefit stocks.  We suspect that, at some point in the future, the Fed and the public may rue further monetary easing that was announced in October.  For the moment, the excess liquidity appears helpful to stocks.

Historically, returns for the 200 days after midterm elections are favorable for stocks.  In the 17 midterm elections since 1942, the stock market (represented by the S&P 500 Index) over the next 200 days has gone up every time, with an average gain of 18.3%.  Additionally, returns in the second half (years 3 and 4) of a presidential term are favorable for stocks.  Since 1940, years 3 and 4 of a presidential term returned 25% versus 9.3% for years 1 and 28.

Portfolio Positioning
We are currently positioning the portfolio into three segments: takeover arbitrage (ARB), steady growers (SG), and hyper-growers (HG).  We think the mix has the potential to give us a good combination of performance and low portfolio volatility.

Below are the Fund’s largest gainers and losers for the prior six and twelve months, by the classification described above.

Gainers 6 Mo		Losers 6 Mo
Endo Pharma	SG	China Nat Gas	HG
Amer Italian Pasta	SG	Career Edu	SG
World Acceptance	SG	Devry	SG
Ares Capital Corp	ARB	True Religion	SG
US Airways	ARB	Global Payments	SG
Gainers 12 Mo		Losers 12 Mo
World Acceptance	SG	STEC	HG
Endo Pharma	SG	Kopin	HG
Amer Italian Pasta	SG	Global Payments	SG
EZ Corp	SG	Lincoln Educational	SG
DG Fastchannel	HG	Jackson Hewitt Tax	HG

Exploiting differences between a stock’s takeover price and its market price is a simple definition of takeover arbitrage.  If arbitrage works, then we should earn reasonable, but stable, returns over time.  So, arbitrage can help mitigate portfolio volatility.  Steady-growth companies are currently selling at some of their

8The Leuthold Group, “A Mid-term Exam,” 9/2010.

INVESTMENT MANAGER’S REPORT

lowest historical earnings multiples.  We think that the steady growers, which typically have operations abroad, provide outstanding values.  Personally, I would much rather own a steady grower with a dividend than bet on Treasury bonds for income.  Finally, we have upped our allocation to the hyper-growers in response to the Fed’s quantitative easing.  While these stocks are riskier than arbitrage and steady growers, they also have the potential to do quite well in a robust stock market environment.  We have modified the mix of characteristics we want in hyper-growth stocks, adding a tighter screen to mitigate and, hopefully, eliminate accounting shenanigans.

Clearly, markets, the economy, and our politicians are all facing challenges.  While we have been disappointed so far in our politicians, economic growth, and our own success in beating the market, we think we are close to improvement in all three areas.

We appreciate your patience and your investment in the Fund.

Respectfully Submitted,

Mark A. Coffelt, CFA
Chief Investment Officer
Empiric Advisors
6300 Bridge Point Parkway Building 2, Suite 105
Austin, TX 78730
Tel. 800.880.0324
markcoffelt@empiricadvisors.com

The views expressed are the views of Mark A. Coffelt through the period ended October 29, 2010, and are subject to change at any time based on market and other conditions.  This is not an offer or solicitation for the purchase or sale of any security and should not be construed as such.

The  Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-880-0324, or visiting www.empiricfunds.com.  Read it carefully before investing.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund invests in smaller companies, which involve additional risk such as limited liquidity and greater volatility.  The Fund invests in foreign securities which involve potential political, economical, and currency risks, greater volatility, and differences in accounting methods.  The Fund is non-diversified, meaning it

INVESTMENT MANAGER’S REPORT

may concentrate its assets in fewer individual holdings than a diversified fund.  The Fund’s use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in the market conditions or other causes.  Derivatives often involve the risk that the other party in the transaction will be unable to close out the position at any particular time or at an acceptable price.  When the Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  You cannot invest directly in an index.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.  Each Lipper average represents a universe of funds with similar investment objectives.  Rankings for the period shown are based on fund total returns with dividend and distributions reinvested and do not reflect sales charges.  Past performance does not guarantee future results.

Core Equity Fund Comparison with Unmanaged Index

September 30, 2010

Class A Shares

Average Annual Total Return as of September 30, 2010

	EMCAX	EMCAX	S&P 500
Period	(without load)	(with load)*	(larger stocks)
Ending Value	$22,097	$20,823	$9,577
1 year	-4.32%	-9.82%	10.16%
3 years	-9.12	-10.90	-7.16
5 years	-1.16	-2.32	0.64
10 years	8.25	7.61	-0.43

*	Class A shares are subject to a maximum sales load of 5.75%, which decreases depending on the amount invested.

Past performance is not indicative of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a performance benchmark that includes 500 companies in leading industries of the U.S. economy and focuses on the large cap segment of the market.

For current performance information, call 1-888-839-7424.

Core Equity Fund Comparison with Unmanaged Index

September 30, 2010

Class C Shares

Average Annual Total Return as of September 30, 2010

		EMCCX*
	EMCCX	(with early	S&P 500
Period	(without load)	redemption)*	(larger stocks)
Ending Value	$9,409	$9,409	$10,601
1 year	-5.06%	-6.01%	10.16%
3 years	-9.80	-9.80	-7.16
Since Inception (10/7/05)	-1.22	-1.22	1.18

*	The Fund charges a 1.00% redemption fee on Class C shares redeemed within one year of purchase.

Past performance is not indicative of future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 500 Index is a performance benchmark that includes 500 companies in leading industries of the U.S. economy and focuses on the large cap segment of the market.

For current performance information, call 1-888-839-7424.

Core Equity Fund
SCHEDULE OF INVESTMENTS

September 30, 2010

		Fair
COMMON STOCKS – 98.21%	Shares	Value

DISCRETIONARY – 22.47%

Apparel Retail – 13.61%
Aeropostale, Inc.*	106,050	$2,465,662
Gap, Inc.	50,000	932,000
Ross Stores, Inc.	17,000	928,540
TJX Companies, Inc. (a)	35,700	1,593,291
		5,919,493
Cable & Satellite – 3.50%
DirecTv Group*	26,000	1,082,380
Dish Network Corp. (a)	23,000	440,680
		1,523,060
General Merchandise – 3.59%
Big Lots, Inc.*	47,000	1,562,750

Movies & Entertainment – 1.56%
Ascent Media Corp.* (a)	25,411	678,728

Leisure Facilities – 0.21%
VCG Holding Corp.*	50,000	92,000
Total Discretionary (Cost $9,080,314)		9,776,031

STAPLES – 11.52%

Food Distributors – 4.59%
Sysco Corp.	70,000	1,996,400

Packaged Foods & Meats – 2.30%
Campbell Soup Co.	28,000	1,001,000

Drugs Retail – 4.63%
CVS Caremark Corp.	64,000	2,014,080
Total Staples (Cost $5,026,761)		5,011,480

ENERGY – 3.27%

Oil & Gas Equipment & Services – 1.24%
Allis Chalmers Energy, Inc.*	130,000	542,100

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2010

		Fair
COMMON STOCKS (Continued)	Shares	Value

ENERGY (Continued)

Oil & Gas Exploration & Production – 2.03%
Quicksilver Resources, Inc.*	70,000	$882,000
Total Energy (Cost $1,374,527)		1,424,100

FINANCE & INSURANCE – 13.85%

Consumer Finance – 8.58%
EZCorp, Inc.*	60,000	1,202,400
First Cash Financial Services, Inc.*	32,300	896,325
World Acceptance Corp.* (a)	37,000	1,633,920
		3,732,645
Diversified Banks – 0.01%
Banco Macro Bansud SA – ADR ^	100	4,454

Life & Health Insurance – 3.73%
Aflac, Inc. (a)	17,750	917,853
American Equity Investment Life Holding Co. (a)	69,000	706,560
		1,624,413
Specialized Finance – 1.53%
Life Partners Holdings, Inc.	35,000	666,050
Total Finance & Insurance (Cost $3,278,770)		6,027,562

HEALTH – 22.17%

Health Care Distributors – 3.45%
Henry Schein, Inc.*	16,000	937,280
PSS World Medical Inc.*	26,300	562,294
		1,499,574
Health Care Equipment – 7.79%
Centene Corp.*	24,813	585,339
C.R. Bard, Inc.	24,000	1,954,320
Stryker Corp.	17,000	850,850
		3,390,509

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2010

		Fair
COMMON STOCKS (Continued)	Shares	Value

HEALTH (Continued)

Health Care Services – 1.38%
LHC Group, Inc.*	25,858	$599,647

Health Care Technology – 0.40%
Transcend Services, Inc.*	11,387	173,652

Pharmaceuticals – 9.15%
Endo Pharmaceuticals Holdings, Inc.*	64,000	2,127,360
Forest Laboratories, Inc.*	60,000	1,855,800
		3,983,160
Total Health (Cost $8,266,242)		9,646,542

INDUSTRY GOODS – 13.61%

Aerospace & Defense – 1.16%
L-3 Communications Holdings, Inc. (a)	7,000	505,890

Airlines – 2.37%
Airtran Holdings, Inc.*	140,000	1,029,000

Construction & Farm Machinery – 3.26%
Federal Signal Corp.	132,247	712,811
Wabash National Corp.*	87,000	703,830
		1,416,641
Environmental Services – 1.96%
Republic Services, Inc.	28,000	853,720

Research & Consulting Services – 2.34%
FTI Consulting, Inc.*	22,000	763,180
VSE Corp.	7,266	256,272
		1,019,452
Trucking – 2.52%
Quality Distribution, Inc.*	172,000	1,095,640
Total Industry Goods (Cost $6,096,160)		5,920,343

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2010

		Fair
COMMON STOCKS (Continued)	Shares	Value

TECHNOLOGY – 8.20%

Communications Equipment – 1.34%
Brocade Communications Systems, Inc.*	100,000	$584,000

Computer Storage & Peripherals – 1.78%
Lexmark International, Inc.*	300	13,386
Synaptics, Inc.*	27,000	759,780
		773,166
IT Consulting & Other Services – 0.81%
SRA International Inc.*	18,000	354,960

Semiconductors – 0.46%
Micrel Inc.	20,126	198,442

Systems Software – 3.81%
Novell, Inc.*	211,400	1,262,058
Symantec Corp.* (a)	26,000	394,420
		1,656,478
Total Technology (Cost $3,501,391)		3,567,046

TELECOMMUNICATIONS – 1.18%

Alternative Carriers – 1.18%
Neutral Tandem, Inc.* (a)	42,900	512,655
Total Telecommunications (Cost $925,546)		512,655

UTILITY – 1.94%

Electric Utilities – 1.94%
PPL Corp.	31,000	844,130
Total Utility (Cost $847,503)		844,130
TOTAL COMMON STOCKS
(Cost $38,397,214)		42,729,889

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2010

		Fair
PARTNERSHIPS – 0.48%	Shares	Value
Buckeye GP Holdings LP	4,800	$207,408
TOTAL PARTNERSHIPS
(Cost $173,404)		207,408

	Contracts
	(100 shares	Fair
PURCHASED OPTIONS – 0.03%	per contract)	Value

Call Options – 0.03%
General Moly, Inc.
Expiration: December 2010, Exercise Price: $5.00	500	5,000
Guess? Inc.
Expiration: December 2010, Exercise Price: $45.00	42	6,300
TOTAL PURCHASED OPTIONS
(Cost $50,372)		11,300

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF INVESTMENTS (Continued)

September 30, 2010

		Fair
SHORT-TERM INVESTMENTS – 11.12%	Shares	Value

Money Market Fund – 11.12%
AIM Liquid Assets – Institutional Class, 0.23% (b)	1,400,000	$1,400,000
Alpine Municipal Money Market Fund –
Institutional Class, 0.26% (b)	1,400,000	1,400,000
Fidelity Institutional Money Market Portfolio –
Institutional Class, 0.25% (b)	1,400,000	1,400,000
First American Prime Money Market Fund –
Institutional Class, 0.12% (b)	638,117	638,117
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,838,117)		4,838,117
TOTAL INVESTMENTS
(Cost $43,459,107) – 109.84%		47,786,714
Liabilities in Excess of Other Assets – (9.84%)		(4,281,467)
TOTAL NET ASSETS – 100.00%		$43,505,247

Footnotes
Percentages are stated as a percent of net assets.
ADR – American Depository Receipt
*	Non Income Producing
^	Foreign Issued Security
(a)	All or a portion of the security has been committed as collateral for written option contracts.
(b)	The rate listed is the fund’s 7-day yield as of September 30, 2010.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
SCHEDULE OF OPTIONS WRITTEN

September 30, 2010

	Contracts
	(100 shares	Fair
PUT OPTIONS	per contract)	Value
Comcast Corp.
Expiration: October 2010, Exercise Price: $17.00	520	$6,760
Corn Products International Inc.
Expiration: October 2010, Exercise Price: $30.00	30	225
Estee Lauder Companies Inc.
Expiration: October 2010, Exercise Price: $55.00	170	850
Lexmark International Inc.
Expiration: October 2010, Exercise Price: $36.00	250	1,250
TOTAL OPTIONS WRITTEN
(Premiums received $286,432)		$9,085

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
ALLOCATION BY SECTOR

As of September 30, 2010

Percentages are based upon net assets.

Top 10 Securities*:	Market Value	Top 10 Industries*:	Market Value
Aeropostale, Inc.	$2,465,662	Apparel Retail	$5,919,493
Endo Pharmaceuticals		Pharmaceuticals	3,983,160
Holdings, Inc.	2,127,360	Consumer Finance	3,732,645
CVS Caremark Corp.	2,014,080	Health Care Equipment	3,390,509
Sysco Corp.	1,996,400	Drugs Retail	2,014,080
C.R. Bard, Inc.	1,954,320	Food Distributors	1,996,400
Forest Laboratories, Inc.	1,855,800	Systems Software	1,656,478
World Acceptance Corp.	1,633,920	Life & Health Insurance	1,624,413
TJX Companies, Inc.	1,593,291	General Merchandise	1,562,750
Big Lots, Inc.	1,562,750	Cable & Satellite	1,523,060
Novell, Inc.	1,262,058		$27,402,988
	$18,465,641

*	Excludes Cash and Short-term Investments, Put and Call Options.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENTS OF ASSETS & LIABILITIES

September 30, 2010

Assets:
Investments, at value (cost of $43,459,107)	$47,786,714
Receivable for securities sold	3,142,503
Receivable for capital shares sold	104,021
Dividends and interest receivable	8,961
Total assets	51,042,199
Liabilities:
Options written, at value (proceeds $286,432)	9,085
Payables:
Due to broker	289,497
Securities purchased	7,079,424
Fund shares purchased	85,816
Advisory fee	35,098
Administration fee	16,074
Distribution fees	19,794
Custody fees	1,874
Interest expenses	290
Total liabilities	7,536,952
NET ASSETS	$43,505,247

NET ASSETS CONSIST OF:
Paid in capital	$52,924,028
Accumulated net realized loss on investments	(14,023,735)
Net unrealized appreciation on:
Investments	4,327,607
Written options contracts	277,347
NET ASSETS	$43,505,247

CLASS A:
Net assets applicable to outstanding Class A shares	$41,167,817
Shares issued (25,000,000 shares of beneficial
interest authorized, $0.0001 par value)	1,705,494
Net asset value and redemption price per share	$24.14
Maximum offering price per share (net asset value divided by 94.25%)	$25.61

CLASS C:
Net assets applicable to outstanding Class C shares	$2,337,430
Shares issued (25,000,000 shares of beneficial
interest authorized, $0.0001 par value)	99,629
Net asset value, offering price and redemption price per share*	$23.46

*	Redemption price per share is equal to net asset value less any applicable sales charges.

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2010

INVESTMENT INCOME:
Dividends	$331,110
Interest	3,494
Total investment income	334,604
EXPENSES:
Investment advisory fees (Note 3)	464,148
Administration fees (Note 3)	205,962
Distribution fees (Note 3)
Distribution fees – Class A	110,655
Distribution fees – Class C	21,530
Interest Expense	5,808
Custody fees	6,166
Miscellaneous fees	3,481
Total expenses	817,750
NET INVESTMENT LOSS	(483,146)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(1,629,504)
In-kind redemptions (Note 2)	919,885
Written options contracts expired or closed	2,111,344
Futures	(1,979,854)
Net change in unrealized gain (loss) on:
Investments	(1,162,583)
Written options contracts	123,250
Net realized and unrealized gain (loss) on investments	(1,617,462)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,100,608)

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009
OPERATIONS:
Net investment income (loss)	$(483,146)	$33,997
Net realized gain (loss) on:
Investment transactions	(1,498,014)	(8,699,682)
In-kind redemptions	919,885	271,275
Net change in unrealized appreciation (depreciation)
on investments	(1,039,333)	7,194,274
Net increase (decrease) in net assets resulting from operations	(2,100,608)	(1,200,136)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Class A	—	(205,174)
Class C	—	—
Net realized gains
Class A	—	—
Class C	—	—
Total distributions	—	(205,174)
CAPITAL SHARE TRANSACTIONS: (a)
Proceeds from shares sold
Class A shares	12,401,759	7,287,119
Class C shares	995,731	517,870
Proceeds from shares issued to holders in
reinvestment of dividends
Class A shares	—	191,829
Class C shares	—	—
Cost of shares redeemed
Class A shares	(12,749,125)	(12,128,532)
Class C shares	(492,317)	(908,566)
Net increase (decrease) in net assets
from capital share transactions (a)	156,048	(5,040,280)
Total increase (decrease) in net assets	(1,944,560)	(6,445,590)
NET ASSETS:
Beginning of year	45,449,807	51,895,397
End of year (includes $0 and $8,539 of
accumulated net investment income (loss), respectively)	$43,505,247	$45,449,807

– Continued –

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	September 30,	September 30,
	2010	2009
(a) Changes in Shares Outstanding:

Class A
Shares sold	475,507	343,364
Shares reinvested	—	9,245
Shares redeemed	(491,741)	(586,014)
Net increase (decrease) in capital shares	(16,234)	(233,405)
Shares Outstanding:
Beginning of year	1,721,728	1,955,133
End of year	1,705,494	1,721,728

Class C
Shares sold	38,515	25,319
Shares reinvested	—	—
Shares redeemed	(19,479)	(46,506)
Net increase (decrease) in capital shares	19,036	(21,187)
Shares Outstanding:
Beginning of year	80,593	101,780
End of year	99,629	80,593

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
Class A

	Year Ended September 30,
	2010	2009	2008	2007	2006
NET ASSET VALUE –
BEGINNING OF YEAR	$25.24	$25.25	$39.64	$33.46	$32.91

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.26)	0.03	0.08	0.26	(0.10)
Net realized and unrealized
gain (loss) on investments	(0.84)	0.07	(6.83)	7.40	0.65
Total from investment operations	(1.10)	0.10	(6.75)	7.66	0.55
LESS DISTRIBUTIONS:
Dividends from net investment income	—	(0.11)	(0.22)	—	—
Distributions from net realized gains	—	—	(7.42)	(1.48)	—
Total distributions	—	(0.11)	(7.64)	(1.48)	—

NET ASSET VALUE – END OF YEAR	$24.14	$25.24	$25.25	$39.64	$33.46

TOTAL RETURN	(4.3)%	0.5%	(21.9)%	23.6%	1.7%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (thousands)	$41,168	$43,458	$49,372	$70,316	$78,187
Ratio of operating expenses
to average net assets	1.73%	1.74%	1.67%	1.65%	1.67%
Ratio of operating expenses excluding
interest expense and dividend payments
on short positions to average net assets	1.71%	1.73%	1.66%	1.64%	1.62%
Ratio of net investment income (loss)
to average net assets	(1.00)%	0.12%	0.36%	0.64%	(0.28)%
Portfolio turnover rate	169%	259%	221%	90%	148%

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period
Class C

					October 7, 2005
					through
	Year Ended September 30,				September 30,
	2010	2009	2008	2007	2006*
NET ASSET VALUE –
BEGINNING OF PERIOD	$24.72	$24.79	$39.06	$33.22	$31.80

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.32)	(0.17)	(0.10)	(0.04)	(0.21)
Net realized and unrealized
gain (loss) on investments	(0.94)	0.10	(6.75)	7.36	1.63
Total from investment operations	(1.26)	(0.07)	(6.85)	7.32	1.42
LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	—	—	(7.42)	(1.48)	—
Total distributions	—	—	(7.42)	(1.48)	—

NET ASSET VALUE –
END OF PERIOD	$23.46	$24.72	$24.79	$39.06	$33.22

TOTAL RETURN	(5.1)%	(0.3)%	(22.5)%	22.7%	4.5	%+

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (thousands)	$2,337	$1,992	$2,523	$2,917	$2,954
Ratio of operating expenses
to average net assets	2.48%	2.49%	2.42%	2.40%	2.42	%^
Ratio of operating expenses excluding
interest expenses and dividend
payments on short positions
to average net assets	2.46%	2.48%	2.41%	2.39%	2.37	%^
Ratio of net investment income (loss)
to average net assets	(1.79)%	(0.62)%	(0.39)%	(0.11)%	(1.02	)%^
Portfolio turnover rate	169%	259%	221%	90%	148	%+

*	Commencement of operations for Class C shares was October 7, 2005.
+	Not Annualized
^	Annualized

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2010

INCREASE (DECREASE) IN CASH –

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(2,100,608)
Adjustments to reconcile net increase (decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investments	(73,175,829)
Proceeds for dispositions of investment securities	73,200,111
Sale of short term investments, net	(3,909,807)
Increase in receivable for securities sold	(2,699,218)
Decrease in dividends and interest receivable	20,543
Decrease in deposits at broker	207,602
Increase in due to broker	289,497
Decrease in options written	(229,515)
Increase in payable for securities purchased	6,281,655
Decrease in accrued management fees	(1,334)
Decrease in accrued administration fees	(373)
Decrease in distribution fees	(8,527)
Increase in custody fees	1,734
Decrease in miscellaneous expenses	—
Increase in interest expenses	80
Unrealized depreciation on securities	1,162,583
Net realized loss on investments	709,619
Net cash provided by operating activities	(251,787)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	13,438,122
Payment on shares redeemed	(13,193,583)
Net cash used in financing activities	244,539

Net decrease in cash	(7,248)

Cash:
Beginning balance	7,248
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein consist of dividend
reinvestment of dividends and distributions	$—
Cash paid for interest on loan outstanding	$5,728

The accompanying notes are an integral part of these financial statements.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS

September 30, 2010

1.	ORGANIZATION

Empiric Funds, Inc. (formerly, Texas Capital Value Funds, Inc.) was incorporated on June 26, 1995 as a Maryland Corporation and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.  TheCore Equity Fund (formerly, Value & Growth Portfolio) (the “Fund”) is a series of the Empiric Funds, Inc, (the “Corporation”).  The Fund offers Class A and Class C shares.  Each class of shares differs principally in its respective distribution expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.  The Fund’s Class A shares commenced operations on November 6, 1995.  The Fund’s Class C shares commenced operations on October 7, 2005.  Prior to October 7, 2005, the shares of the Fund had no specific class designation.  As of that date, all of the then outstanding shares were re-designated as Class A shares.  The Fund’s investment objective is capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

a)
Valuation of Securities – Securities that are listed on national securities exchanges or the NASDAQ National Market System are valued as of the close of business of the exchange on each business day which that exchange is open (presently 4:00 pm Eastern time).  Unlisted securities that are not included in such System are valued at the bid prices in the over-the-counter-market.  Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund’s Board of Directors.  Short-term investments are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

b)
Federal Income Taxes – It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

c)	Security Transactions, Income and Other – Investment and shareowner transactions are recorded on the trade date. Dividend income is recognized on the ex-div-

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2010

idend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are generally allocated to each respective class in proportion to the relative net assets of each class.

d)
Distributions to Shareholders – Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.  All short-term capital gains are considered ordinary income for tax purposes.  These principles require that permanent financial reporting and tax differences be reclassified in the capital accounts.  These differences are primarily relate to partnership, foreign currency, redemptions in kind and investments in Passive Foreign Investment Companies with differing book and tax methods for accounting.  For the year ended September 30, 2010, the Fund’s most recent fiscal year end, the Fund increased paid-in capital by $425,794, increased undistributed net investment income by $474,607 and increased accumulated net realized loss on investments by ($900,401).

e)
In-Kind Redemptions – During the year ended September 30, 2010, the Empiric Core Equity Fund realized $919,885 of net capital gains resulting from an in-kind redemption.  A shareholder exchanged fund shares for securities held by the Fund rather than cash.  Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital.  Such reclassification has no effect on the Fund’s net assets.

f)
Short Sale Transactions – The Fund may make short sales as part of its overall portfolio management strategy or to offset a potential decline in the value of a security.  A short sale involves the sale of a security that is borrowed from a broker or other institution.  A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale.  Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.  The Fund must segregate assets determined to be liquid by the Advisor when making a short sale in accordance with the SEC’s position regarding the asset segregation requirements of Section 18 of the Investment Company Act of 1940, as amended.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2010

Cash segregated for short sales is shown in the Statement of Assets and Liabilities as cash held as collateral.  The market value of securities segregated for short sales at September 30, 2010 is $7,413,997.

g)
Foreign Risk – Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States.  The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

In addition to securities traded principally in securities markets outside the United States and securities denominated in foreign currencies, the Fund may invest in American Depository Receipts (ADRs).  ADRs generally are U.S. dollar-denominated receipts issued by domestic banks representing the deposit with the bank of securities of a foreign issuer, and are traded on exchanges or over-the-counter in the United States.  Because an ADR represents an indirect investment in securities of a foreign issuer, investments in ADRs are subject to the risks associated with foreign securities generally, as described above.

h)
Derivative Financial Instruments and Other Investment Strategies – The Fund may engage in various portfolio strategies, to the extent that they are consistent with the Fund’s investment objectives and limitations, to attempt to hedge against changes in net asset value or to attempt to realize a greater current return.  The use of these instruments involves certain risks, including the possibility that the value of the underlying assets or indices fluctuate, the derivative becomes illiquid, imperfect correlation exists between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

i)
Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2010

amounts of income and expense during the reporting period. Actual results could differ from those estimates.

j)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of September 30, 2010, open Federal tax years include the tax year ended September 30, 2007 through 2010.

k)
Derivatives – The Fund has adopted enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Adviser may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as “futures”), options on futures contracts, stock index options, forward currency contracts, swap and structured contracts to hedge the portfolio from interest rate risk.  The Adviser uses derivative instruments (“derivatives”) to hedge against anticipated declines in market value of portfolio securities, increases or decreases in the market value of securities it intends to purchase or sell, and to protect against exposure to interest rate changes.  The Advisor may also use derivatives to enhance total return or invest in eligible asset classes with greater efficiency and lower cost than is believes to be possible through direct investment.  The use of derivatives for hedging purposes involves certain risks and may result in a loss if charges in the value of derivatives move in a direction different than anticipated, rendering the hedging strategy unsuccessful.

In this reporting period, the Fund adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”).  ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s result of operations and financial position.  Tabular disclosure regarding derivatives fair value and gain/loss by contract typed (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting.  Even though the Fund may use deriva-

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2010

tives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

The locations on the statements of assets and liabilities of the Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, is as follows:

Balance Sheet – Values of Derivative Instruments as of September 30, 2010

	Asset		Liabilities
Derivatives not
accounted for as
hedging instruments		Fair		Fair
under ASC 815	Location	Value	Location	Value
Equity Contracts
Purchased	Investments,
Options	at value	$11,300	N/A	$—
Written			Options written,
Options	N/A	—	at value	9,085
Total		$11,300		$9,085

The Effect on Derivative Instruments on the Statement of Operations for the Year
Ended September 30, 2010

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted
for as hedge instruments	Purchased	Written
under ASC 815	Options	Options	Futures	Total
Equity Contracts	$(171,026)	$2,111,344	$(1,979,854)	$(39,536)
Total	$(171,026)	$2,111,344	$(1,979,854)	$(39,536)

Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income
Derivatives not accounted
for as hedge instruments	Purchased
under ASC 815	Options	Written Options	Total
Equity Contracts	$(39,072)	$123,250	$96,923
Total	$(39,072)	$123,250	$96,923

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2010

l)
Events Subsequent to the Fiscal Period End – The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, an entity is required to disclose the date through which subsequent events have been evaluated.  Management has evaluated the Fund’s related events and transactions that occurred subsequent to September 30, 2010.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

m)
New Accounting Pronouncement – In January 2010, the FASB issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”).  The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.  The first disclosure is effective for the first reporting period beginning after December 15, 2009, and for interim periods within those fiscal years.  There were no significant transfers into and out of Levels 1 and 2 during the current period presented.

The second disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact this disclosure may have on the Fund’s financial statements.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS
Investment Advisory and Administration Agreements

The Fund has an investment advisory agreement with the Advisor, Empiric Advisors, Inc. (formerly, First Austin Capital Management, Inc.), pursuant to which the Advisor receives a fee, computed daily, at an annual rate of 1.00% of the average daily net assets.  The Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, occupancy and certain clerical and administrative costs involved in the day to day operations of the Fund.

In addition, the Advisor is acting as the administrator to the Fund.  For this service, the Advisor receives a fee, computed daily based on the average daily net assets at an annual rate of .70% on the first $5 million, .50% on the next $25 million, .28% on the next $70 million, .25% on the next $100 million, and .20% for over $200 million of each series.  The Advisor bears most of the operating expenses of the Fund including legal, audit, printing, and insurance.

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2010

Transactions with Empiric Distributors, Inc.

The Advisor owns an interest in Empiric Distributors, Inc. (formerly, Texas Capital, Inc.), a registered broker-dealer.  For the year ended September 30, 2010, the Fund transacted $168,734 in commissions through Empiric Distributors, Inc.  All transactions were at $0.030 per share during the year ended September 30, 2010, or at rates considered competitive with comparable transactions elsewhere.  The Board reviews affiliated transactions quarterly.

Distribution Agreement and Plan

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act under which the Fund contracts with registered broker-dealers and their agents to distribute shares of the Fund.  The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the average daily net assets for the Fund’s Class A shares.  The Fund’s Class C shares allow for up to 1.00% of the average daily net assets.  For the year ended September 30, 2010, the Fund incurred Distribution expenses of $110,655 for the Class A shares and $21,530 for the Class C shares pursuant to the Plan.  The amount of sales charge retained by the distributor was $13,831.

Certain officers and directors of the Fund are also officers and/or directors of the Advisor.

4.	LINE OF CREDIT

The Fund has a $9 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings under this arrangement bear interest at the bank’s prime rate.  At September 30, 2010, the Fund had $0 outstanding and $290 of accrued interest fees.  Based upon balances outstanding during the year, the weighted average interest rate was 3.25% and the weighted average amount outstanding was $41,825.

5.	PURCHASES AND SALES OF SECURITIES
For the year ended September 30, 2010, the cost of purchases were $73,175,829 and the proceeds from sales of securities, excluding short-term securities, were $73,178,530, for the Fund.

6.	FAIR VALUE MEASUREMENTS

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2010

valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

•	Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
•	Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participant’s would use to price the asset or liability based on the best available information.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination.  Various inputs are used in determining the value of each Fund’s investments.  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2010:

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2010

	Level 1	Level 2	Level 3	Total
Equity
Consumer Discretionary	$9,776,031	$—	$—	$9,776,031
Consumer Staples	5,011,480	—	—	5,011,480
Energy	1,424,100	—	—	1,424,100
Financials	6,027,562	—	—	6,027,562
Health Care	9,646,542	—	—	9,646,542
Industrials	5,920,343	—	—	5,920,343
Technology	3,567,046	—	—	3,567,046
Telecommunications	512,655	—	—	512,655
Utilities	844,130	—	—	844,130
Total Equity	42,729,889	—	—	42,729,889
Partnerships	207,408	—	—	207,408
Purchased Call Options	11,300	—	—	11,300
Short-Term Investments	4,838,117	—	—	4,838,117
Total Investments in Securities	47,786,714	—	—	47,786,714
Other Financial Instruments*	9,085	—	—	9,085

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts, and written options.  Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

7.	OPTION CONTRACTS WRITTEN
For the Fund, the premium amount and number of option contracts written during the year ended September 30, 2010 were as follows:

	Premium	Number of
	Amount	Contracts
Options outstanding at September 30, 2009	$(392,697)	(3,171)
Options written	(3,665,706)	(20,076)
Options closed	518,008	2,752
Options exercised	1,142,619	6,480
Options expired	2,111,344	13,045
Options outstanding at September 30, 2010	$(286,432)	(970)

Core Equity Fund
NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2010

8.	FEDERAL TAX INFORMATION
As of September 30, 2010, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$43,459,107
Gross unrealized appreciation	$5,586,296
Gross unrealized depreciation	(1,258,689)
Net unrealized appreciation	$4,327,607
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains (losses)	(13,746,388)
Total accumulated earnings (losses)	$(9,418,781)

At September 30, 2010, the Fund’s most recent fiscal year end, the Fund had tax basis capital losses of $11,653,818, which may be carried over to offset future capital gains, of which $494,746 expires on September 30, 2016, $2,130,990 expires on September 30, 2017 and $9,028,082 expires on September 30, 2018.  The Fund had post-October loss deferrals of $2,369,917 on securities as of September 30, 2010.

The tax character for the distributions paid during the year ended September 30, 2010 and September 30, 2009 were as follows:

	September 30, 2010	September 30, 2009
Distributions paid from:
Ordinary Income	$ —	$205,174
Long-Term Capital Gain	$ —	$ —

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and Board of Directors
Empiric Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Empiric Core Equity Fund (the “Fund”), a series of shares of the Empiric Funds, including the schedule of investments, as of September 30, 2010, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of the Fund’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Empiric Core Equity Fund as of September 30, 2010, the results of its operations and its cash flows for the year then ended,  the changes in its net assets for each of the two years in the period then ended and financial highlights for the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 23, 2010

Core Equity Fund
EXPENSE EXAMPLE

September 30, 2010 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2010 to September 30, 2010.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short position taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help

Core Equity Fund
EXPENSE EXAMPLE (Continued)

September 30, 2010

you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	4/1/10	9/30/10	4/1/10 – 9/30/10
Core Equity Fund
Actual
Class A	$1,000.00	$843.50	$7.95
Class C	$1,000.00	$840.00	$11.39
Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,016.44	$8.69
Class C	$1,000.00	$1,012.68	$12.46

(1)
Expenses are equal to the Class A and Class C fund shares’ annualized expense ratio of 1.72% and 2.47%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

INFORMATION ABOUT DIRECTORS
AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors.  Information pertaining to the Directors and Officers of the Fund is set forth below.  The SAI includes additional information about the Fund’s Directors and Officers and is available, without charge, upon request by calling 1-888-839-7424.

		Term of		Number of
		Office and	Principal	Portfolios	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Age,	Held with	of Time	During Past	by	Held by
and Address	Fund	Served	5 Years	Director	Director
Mark A. Coffelt*,	Director,	Indefinite as	President of	1	0
C.F.A, 57	Chairman of	a director,	Empiric Advisors,
6300 Bridgepoint	the Board,	Elected	Inc. (the “Advisor”)
Parkway, Bldg. II,	President,	annually	(formerly First
Ste. 105	Treasurer,	by Board	Austin Capital
Austin, TX 78730	Chief	for other	Management, Inc.)
	Executive	positions;	(1988 to Present).
	Officer and	since
	Chief	November,
	Financial	1995
Officer

Janis A. Claflin, 67	Independent	Indefinite;	President and	1	1
1301 Capital of Texas	Director	Since	owner of Claflin
Highway Ste B-127		November,	& Associates
Austin, Texas 78746		1995	(provides individual
and family therapy)
(1985 to Present);
Director, Fetzer
Institute (a private
research, education
and service foundation)
(1987 to Present);
Licensed Marriage
and Family Therapist.

*	Mr. Coffelt is an “interested person” of the Fund (as defined in the Investment Company Act of 1940) due to the positions that he holds with the Fund and the Advisor.

NFORMATION ABOUT DIRECTORS
AND OFFICERS (Unaudited) (Continued)

		Term of		Number of
		Office and	Principal	Portfolios	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Age,	Held with	of Time	During Past	by	Held by
and Address	Fund	Served	5 Years	Director	Director
Edward K. Clark,	Independent	Indefinite;	Director of Emergent	1	1
Attorney, CPA, 59	Director	Since	Technologies (a
11412 Bee Caves		November,	biotech venture
Road, Suite 300		1995	capital firm) (2002
Austin, TX 78738			to Present);
Member-Kelly, Hart
& Hallman (a law
firm) (1997-2002);
Partner-Clark & Clark
of Austin, Texas (a
law firm) (1995-1997);
Certified Public Accountant.

John Henry McDonald,	Independent	Indefinite;	President, Chairman	1	3
CFP, 59	Director	Since	and founder of Austin
7200 N. MoPac #315		November,	Asset Management
Austin, TX 78731		1995	(1986 to Present);
CFP from the College
for Financial Planning;
Member of the CFP
Board of Standards;
Director of Austin
Community College
Foundation; Director of
Austin Classical Guitar Society
and Director of Texas Life,
Accident, Health & Hospital
Services Insurance Guaranty
Association.

Heather Taute, 45	Secretary,	Elected	Financial Operations	0	0
6300 Bridgepoint	Chief	annually	Manager and Chief
Parkway, Bldg II,	Compliance	by Board;	Compliance Officer
Ste. 105	Officer and	Since	of the Advisor
Austin, TX 78730	Anti-Money	November,	(2006 to present);
	Laundering	2006	Operations Manager,
	Compliance		Academy Capital
	Officer		Management in
Waco, TX (1999-2006).

HOW TO OBTAIN A COPY OF THE FUND’S PROXY
VOTING POLICY AND PROXY VOTING RECORDS

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures free of charge, upon request, by calling toll-free 1-800-880-0324 and by accessing the Fund’s Statement of Additional Information on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available free of charge, upon request, by calling 1-800-880-0324 and by accessing the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Empiric Funds, Inc., files the Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-880-0324. Furthermore, you can obtain the Form N-Q on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF DIRECTORS’ APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT

The Board of Directors (the “Board”) of the Empiric Funds, Inc. (the “Corporation”) and its sole series, the Empiric Core Equity Fund (the “Fund”), the majority of which are not interested persons as defined in the Investment Company Act of 1940, as amended, met on September 8, 2010 to consider the annual renewal of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Empiric Advisors, Inc. (the “Advisor”).

The Board reviewed numerous documents that had been provided prior to the meeting, including the current Advisory Agreement, a memorandum provided by Thompson Coburn LLP. detailing the Board’s fiduciary obligations and factors that the Board should evaluate in considering the renewal of the Advisory Agreement and comparative information regarding the Fund’s performance and expenses.

In approving the continuation of the Advisory Agreement, the Board considered the following factors and drew the following conclusions:

1.
Nature, Extent and Quality of Services Provided.  The Board considered the nature, extent, and quality of services provided by the Advisor, including investment management, supervision of the Fund’s operations and compliance with securities laws.  Among other things, the Board noted that the Advisor provides the Fund’s Chief Compliance Officer, who serves at the pleasure of and whose compensation is determined by the Board, and oversees the service providers who support the Fund in providing accounting, administration, distribution, transfer agency and custodial services.  The Board concluded that the services provided were extensive and of high quality.

2.
Investment Performance of the Fund and Advisor.  The Board reviewed the investment performance information relating to the Fund and the Advisor.  The Board noted that for the calendar year through June 30, 2010, the Fund’s annualized return outperformed other funds included in Lipper Multi-Cap Value Funds category.  Based upon the information provided by the Advisor, the Board observed that the Fund’s long-term performance was superior to its comparative index and other funds in its peer group.  The Board concluded that the Fund’s shareholders would likely benefit from the Advisor’s continued services based on the Advisor’s track record of providing superior long-term performance.

3.
Advisory Fees.  The Board considered the Fund’s advisory fees and expenses, comparing the fees of the Fund to the fees of funds similar in asset size and investment objective to the Fund.  The Board considered information that demonstrated the Fund’s relative performance compared favorably to its relative expenses and concluded that the Fund’s shareholders realized good value in light of the advisory fees paid to the Advisor and the Fund’s overall expenses.  Moreover, the Board reviewed

BOARD OF DIRECTORS’ APPROVAL OF THE
INVESTMENT ADVISORY AGREEMENT (Continued)

the Fund’s expense ratios and comparable expense ratios for similar funds in the Lipper Multi-Cap Fund category.  The Board concluded that the Fund’s total expense ratio falls within the reasonable range of expense ratios for funds in the Fund’s comparison group.  The Board, therefore, determined that the Fund’s advisory fees and expense ratios were fair and reasonable.

4.
Costs of Services and Profits to Be Realized by the Advisor and Other Benefits to the Advisor.  The Board reviewed cost of services information relating to the Fund and the Advisor provided in advance of the meeting.  In particular, the Board reviewed profitability information relating to the Advisor and its balance sheet.  The Board noted the Advisor’s profit margin and concluded that the Advisor’s profit margin was well below that of advisors whose financial statements were publicly available.  In assessing the Advisor’s profitability, the Board evaluated the fallout benefits that the Advisor, or its affiliates, realized from its relationship with the Fund, including the allocation of a portion of the Fund’s portfolio transactions to a broker/dealer affiliated with the Advisor and brokerage and research services obtained from other broker/dealers to whom the Fund’s portfolio transactions were allocated.  The Board noted that they reviewed all other fees received by the Advisor and its affiliates, including 12b-1 fees, administrative fees, distributor fees (not just affiliated brokerage commissions).  The Board noted that the Advisor has reported that the administrative fees it receives from the Fund typically do not cover the administrative, marketing and other expenses paid by the Advisor on behalf of the Fund.  The Board concluded that the Advisor’s profits were reasonable and not excessive when compared to other investment advisors or profit margins determined to be reasonable in relevant court decisions and that the fallout benefits realized by the Advisor and its affiliate were reasonable and appropriate and benefitted the Fund and its shareholders.

5.
Extent of Economies of Scale as the Fund Grows.  The Board discussed whether there may be economies of scale in the management of the Fund and considered funds that offer breakpoints in relation to management fees.  The Board determined that the Fund had not yet grown significantly in size and that the marketplace had not demonstrated significant potential growth to such an extent that would warrant the use of breakpoints.

Conclusions
Based on this review, the Board approved the Advisory Agreement and concluded that the advisory fee paid was reasonable and was in the best interests of the Fund and its shareholders to renew the Advisory Agreement.

PRIVACY POLICY

We collect non-public personal information about you from the following sources: (i) information we receive from you on applications or other forms; and (ii) information about your transactions with us. Our polices prohibit disclosure of non-public personal information about present or former individual shareholders to anyone, except as permitted or required by law and except as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.

All services provided to you are through our service providers and all records containing your non-public personal information are maintained at the service providers’ places of business. These entities include our transfer agent, administrative service provider and investment adviser.

Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and require them to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.  We restrict access to non-public information about you to the entities described above.

(This Page Intentionally Left Blank.)

Core Equity Fund – A Class
EMCAX
CUSIP #29215M101

Core Equity Fund – C Class
EMCCX
CUSIP #29215M200

Advisor
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Transfer Agent, Accountant, and Custodian
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202
888-839-7424
Call for questions on your account.

Administrator
Empiric Advisors, Inc.
6300 Bridgepoint Parkway, Building 2, Suite 105
Austin, TX  78730
800-880-0324

Distributor
Quasar Distributors LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI  53202

Mailing Address
Empiric Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
Please send all account related correspondence here.

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Edward Clark is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no other services provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2010	FYE 09/30/2009
Audit Fees	$15,500	$14,800
Audit-Related Fees	$0	$0
Tax Fees	$4,000	$3,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller and Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2010	FYE 09/30/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2010	FYE 09/30/2009
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Empiric Funds, Inc.

By (Signature and Title) /s/Mark A. Coffelt
Mark A. Coffelt, President and Chairman

Date 11/29/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/Mark A. Coffelt
Mark A. Coffelt, Principal Executive Officer and PrincipalFinancial Officer
Date11/29/2010